Exhibit 99.1
                     AMANASU  ENVIRONMENT  CORPORATION

Pursuant to the provisions of the articles and By-Laws of the company, the following resolutions are passed as resolutions of the director, duly consented to in writing.
BE  IT  RESOLVED  THAT:

1.     Mr.  Takashi Yamaguchi tended his resignation as Director of the Company.
2. The Company accepts the resignation of Mr. Takashi Yamaguchi as a Director of the Company.


Dated  :  this  26th  day  of  May  2004.

/s/ Atsushi Maki
Atsushi  Maki
President